Exhibit 32.2

Certification Pursuant to 18 U.S.C. SECTION 1350,
as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the period ended December 31, 2025 of BigBear.ai Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sean Ricker, the Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that;

(i)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2026	By:	/s/ Sean Ricker
Sean Ricker
Title: Chief Financial Officer (Principal Financial Officer)